SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) October 13, 1998


                            CELERITY SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                       0-20102                    52-1283993
(State of Jurisdiction)       (Commission File Number)     (IRS Employer ID No.)


270 Bridge Street, Suite 301
Dedham, MA                                                          02026
(Address of Principle Executive Offices)                          (Zip Code)


Registrant's Telephone Number, Including Area Code   (781) 329-1900

                           200 Baker Avenue, Suite 300
                           Concord, MA 01742
Former Name or Former Address, if Changed Since Last Report

Item 5: Other Events

     On September 30, 1998 Celerity Solutions, Inc. (Celerity) entered into a multi-million dollar agreement with Distribution Dynamics, Inc (DDI), a Walnut Creek, California-based, distributor of "C" class commodity items, including fasteners and related items to original equipment manufacturers. Pursuant to the agreement, Celerity's supply chain management software will be implemented throughout DDI's multi-national operations network. Incorporated herein is
Exhibit 99.01, to this Form 8K, a press release "Celerity Signs Multi-Million Dollar Contract with Distribution Dynamics for the Implementation of its Supply Chain Solution."

Item 7: Financial Schedules and Exhibits

(a.) Financial Statements of Business Acquired

     Not applicable.

(b.) Pro Forma Financial Information

     Not applicable.

(c.) Exhibits

Press Release, dated October 13, 1998, "Celerity Signs Multi-Million Dollar Contract with Distribution Dynamics for the Implementation of its Supply Chain Solution."


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CELERITY SOLUTIONS, INC.
                                                  (Registrant)

Date: October 26, 1998                      By:  /s/ Edward Terino
                                                 -------------------------------
                                            Edward Terino
                                            Chief Financial Officer




                                  EXHIBIT INDEX

Number                     Description of Exhibits                          Page
------                     -----------------------                          ----

99.01    Press   Release,   dated  October  13,  1998,   "Celerity   Signs    3
         Multi-Million Dollar Contract with Distribution Dynamics for the Implementation of its Supply Chain Solution."